UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) November 2, 2007

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-1 (Exact name of Issuing Entity as specified in its charter)
ACE SECURITIES CORP. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
ACE SECURITIES CORP. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-141008-07 (Commission File Number)	56-2088493 (IRS Employer ID Number)
6525 Morrison Boulevard, Suite 318 Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(704) 365-0569
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement.

See Item 6.02 below.

Section 6 - Asset-Backed Securities

Item 6.02 - Change in Servicer or Trustee.

MidFirst Bank (“MidFirst”), has agreed to service certain residential mortgage loans, effective as of November 1, 2007, for the benefit of HSBC Bank USA, National Association, as trustee (the “Trustee”) pursuant to the provisions of (1) that certain Amended and Restated Servicing Agreement, dated as of January 2, 2007 (attached hereto as Exhibit 99.1) by and between DB Structured Products, Inc. (“DBSP”) and GMAC Mortgage, LLC (“GMACM”), (2) that certain Assignment, Assumption and Recognition Agreement, dated as of June 29, 2007 (attached hereto as Exhibit 99.2) by and among DBSP, ACE Securities Corp. (“ACE”) and GMACM, and (3) that certain Servicer Appointment, Assumption and Amendment Agreement (Servicing Contract), dated as of November 1, 2007 (attached hereto as Exhibit 99.3) by and among ACE, DBSP, MidFirst, Wells Fargo Bank, National Association, as master servicer and securities administrator, and the Trustee, and acknowledged and agreed to by GMACM.  The related mortgage loans were previously serviced for the benefit of the Trustee by GMACM.

As of November 1, 2007, MidFirst is servicing approximately 15.19% of the mortgage loans by aggregate principal balance as of the cut-off date.

Exhibits:

Exhibit No.

Description

99.1

Amended and Restated Servicing Agreement, dated as of January 2, 2007 by and between DBSP and GMACM.

99.2

Assignment, Assumption and Recognition Agreement, dated as of June 29, 2007 by and among DBSP, ACE and GMACM.

99.3

Servicer Appointment, Assumption and Amendment Agreement (Servicing Contract), dated as of November 1, 2007 (attached hereto as Exhibit 99.3) by and among ACE, DBSP, MidFirst, Wells Fargo Bank, National Association, as master servicer and securities administrator, and the Trustee, and acknowledged and agreed to by GMACM.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE SECURITIES CORP.

By:/s/ Evelyn Echevarria

Name: Evelyn Echevarria

Title:   Vice President

By:/s/ Doris J. Hearn

Name: Doris J. Hearn

Title:   Vice President

Dated:  November 2, 2007

Exhibit Index

Exhibit

99.1

Amended and Restated Servicing Agreement, dated as of January 2, 2007 by and between DBSP and GMACM.

99.2

Assignment, Assumption and Recognition Agreement, dated as of June 29, 2007 by and among DBSP, ACE and GMACM.

99.3

Servicer Appointment, Assumption and Amendment Agreement (Servicing Contract), dated as of November 1, 2007 (attached hereto as Exhibit 99.3) by and among ACE, DBSP, MidFirst, Wells Fargo Bank, National Association, as master servicer and securities administrator, and the Trustee, and acknowledged and agreed to by GMACM.